Exhibit 10.10

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

MASTER SERVICES AGREEMENT

THIS MASTER SERVICES AGREEMENT (“Agreement”) is dated as of October 1, 2019 and is between Augmedix, Inc., a Delaware corporation with offices at 1161 Mission Street, Suite 210, San Francisco, CA 94103 (“Augmedix"), and IDS Infotech Limited, an Indian limited company, with an office located at C-138, Phase 8 Industrial area, Sahibzada Ajit Singh Nagar (Mohali), Punjab 160071 Punjab, India (“Scribe Service Provider”) (each a “Party” and together the “Parties”).

Augmedix wishes to engage Scribe Service Provider to perform certain services, as more particularly described herein, and Scribe Service Provider wishes to accept such engagement and perform the services, all in accordance with the terms and conditions set forth in this Agreement. Accordingly, in consideration of the mutual promises and covenants contained herein and intending to be legally bound hereby, the Parties agree as follows:

1. SERVICES

1.1 Statement of Work. Scribe Service Provider shall perform such services as are described in the one or more statements of work that the Parties mutually execute hereunder (each, a “Statement of Work”, and with such services described therein referred to collectively as the “Services”). Each Statement of Work shall set forth in detail the specific Services authorized to be performed by Scribe Service Provider, the schedule for the performance of such Services, the charges for such Services, all deliverables required of Scribe Service Provider in connection with such Services, and such other particulars as the Parties may determine. No Statement of Work shall be valid unless executed by an authorized representative of Augmedix prior to the commencement of the Services contemplated thereby. Each Statement of Work executed by the Parties is deemed incorporated herein by this reference.

1.2 Limitations. The Services shall be specifically limited to those which are set forth in each Statement of Work. Scribe Service Provider shall not engage in any activities on behalf of Augmedix not authorized by this Agreement without the prior written approval thereof by Augmedix.

1.3 Staffing. Scribe Service Provider shall cause all Services to be performed by appropriately qualified personnel. Scribe Service Provider may not substitute personnel or materially reduce their time commitment to any Statement of Work without Augmedix’s prior written approval.

1.4 Compliance with Applicable Laws. Scribe Service Provider shall comply with all applicable federal, state and local laws and government regulations (and all existing and future regulations promulgated thereunder), including, without limitation, to the extent applicable, those involving:

(a) health care reimbursement by governmental entities, including without limitation, the False Claims Act (31 U.S.C. § 3729), the antikickback provisions of the Social Security Act (42 U.S.C. § 1320a-7b (b)) and the regulations promulgated thereunder at 42 C.F.R. Part 1001,

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(b) the maintenance, use, transmission or other disposition of patient records and the confidentiality of medical data, including, without limitation, the Health Insurance Portability and Accountability Act of 1996 (P.L. 104-191) and the Health Information Technology for Economic and Clinical Health (HITECH) Act (enacted as part of the American Recovery and Reinvestment Act of 2009) and all implementing regulations issued pursuant thereto, as amended (collectively, HIPAA).

1.5 Compliance with Applicable Security Procedures. Scribe Service Provider shall cause all of its personnel providing Services under the Agreement to observe and comply with all applicable safety and security procedures, as communicated to Scribe Service Provider from time to time including appropriate administrative, physical and technical security controls to meet HIPAA, and other federal, state and other applicable requirements.

1.6 Standard of Care. Scribe Service Provider shall perform all Services in accordance with generally accepted standards of care and conduct applicable to comparable services. Scribe Service Provider shall use its best efforts and such working time and energy as may. be required for the satisfactory performance of the Services in accordance with all requests and instructions from Augmedix and within the time frames set forth in each Statement of Work. Scribe Service Provider’s work shall be in accordance with the requirements and performance standards set forth in each Statement of Work and this Agreement. Scribe Service Provider shall promptly deliver to Augmedix all Work Product (as defined herein) that arise from performance under this Agreement. Scribe Service Provider shall notify Augmedix of any delay in the performance of Services as soon as it is known or anticipated.

1.7 No Subcontracting. Scribe Service Provider may not subcontract any of the Services without the express written consent of Augmedix.

1.8 Inconsistency. The terms, conditions, obligations, rights and remedies provided in this Agreement and each Statement of Work is intended to be consistent and cumulative. In the event, however, of any inconsistency between the terms and conditions of this Agreement and those of any Statement of Work, the terms and conditions of this Agreement shall govern (unless the Statement of Work expressly provides otherwise).

2. CHARGES AND PAYMENT

2.1 Amount; Rates. Charges for all Services shall be as set forth in each Statement of Work or Addendum.

2.2 Invoicing. As promptly as practicable after each applicable billing period as specified in the Statement of Work, Scribe Service Provider shall submit to Augmedix its invoice for all authorized charges. Each such invoice shall be in the manner and form dictated by Augmedix, subject to compliance with Indian law, tax and accounting practices. Each such invoice shall be subject to Augmedix’s review and approval.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

2.3 Disputes. Augmedix shall notify Scribe Service Provider in writing of any inaccuracy in or dispute concerning any invoice after the date of such invoice, and the Parties shall promptly attempt in good faith to amicably resolve such disagreement. In such event, Augmedix shall pay the part of that invoice not subject to disagreement, and Scribe Service Provider shall continue to perform its obligations hereunder and under the applicable Statement of Work pending resolution of any good faith dispute. Within fifteen (15) days following the resolution of any such dispute, Augmedix shall pay all charges determined to be due (provided, however, that no payment shall be due before the expiration of the aforementioned fifteen (15) day period).

2.4 Acceptance of Services. Augmedix may accept or reject the Services or any Work Product (as defined herein), which acceptance or rejection will be determined in accordance with the acceptance criteria set forth in the applicable Statement of Work. If there are no acceptance criteria set forth in the applicable Statement of Work, then Augmedix will accept the Services or Work Product that comply with the terms and conditions of this Agreement. If the Services or the Work Product do not meet the terms or conditions of this Agreement or the applicable Statement of Work, Augmedix may require Scribe Service Provider to correct on a mutually agreeable basis (at no cost to Augmedix) any defective or nonconforming item, and Scribe Service Provider agrees to use its best efforts to promptly make such correction.

2.5 No Other Compensation. Unless otherwise expressly agreed in writing, the compensation provided under each Statement of Work shall be Scribe Service Provider’s sole, full and complete form of compensation for the Services to be performed thereunder. Moreover, the compensation and other amounts payable by Augmedix under each Statement of Work shall be inclusive of all amounts which may be payable to third Parties from whom Scribe Service Provider obtains services or materials or who otherwise may act for or on behalf of Scribe Service Provider in connection with the Services. Scribe Service Provider shall be solely responsible for payment of all such amounts.

2.6 Taxes. Augmedix shall not withhold from any fee or other payments made to Scribe Service Provider any deductions for income taxes, employment taxes or other items, nor make any premium payments or contributions for any worker’s compensation or unemployment compensation for the benefit of Scribe Service Provider. Rather, Scribe Service Provider shall be solely responsible for withholding and paying all applicable Social Security, unemployment, workers compensation, federal, state, and local taxes (and all other applicable taxes) with respect to all fees and other amounts paid to Scribe Service Provider pursuant to this Agreement.

3. OWNERSHIP

3.1 Generally. Augmedix shall, as between the Parties, own and retain all right, title and interest in and to all materials, documents and information supplied by Augmedix to Scribe Service Provider (including, without limitation, Confidential Information, as defined in Section 6.1). Nothing contained in this Agreement or any Statement of Work shall be construed to confer upon Scribe Service Provider any right, title or interest in or to any such materials, documents or information or any right, by license or otherwise, to make, or permit others to make any use thereof other than as expressly contemplated by this Agreement or any Statement of Work.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

3.2 Work Product. Subject to Sections 3.3 and 3.4, Augmedix shall own and retain all right, title and interest in and to all materials, documents and information prepared or developed by Scribe Service Provider in the course of performing the Services, including, without limitation, data, documentation, drawings, designs, models, inventions, computer code, instructions and programs (and modifications of existing such materials), (collectively, “Work Product”), together with all copyrights and other intellectual property rights therein. To that end, Scribe Service Provider acknowledges that all Work Product shall be considered as having been specially ordered and commissioned by Augmedix for the sole and exclusive benefit of Augmedix. Scribe Service Provider acknowledges the present assignment of such Work Product (and shall cause its personnel to) confirm such assignment by execution and delivery of such assignments, confirmations or assignment, or other written instruments as Augmedix may reasonably request from time to time and render such further cooperation as Augmedix may reasonably request in order to vest title to all such Work Product in Augmedix (or its designees or assignees) and secure copyright and patent protection or otherwise protect Augmedix’s rights in such Work Product in the United States and such other countries as Augmedix may designate. The consideration for all such assignments and actions shall be deemed to have been calculated and included in the fees payable by Augmedix for the Services.

3.3 Scribe Service Provider Exceptions; License Grant to Augmedix. Nothing herein shall affect Scribe Service Provider’s rights in any software, product, materials, improvement, development concept, discovery or other proprietary information that is discovered, developed, or obtained by Scribe Service Provider prior to, or independent of, the performance of the Services (“Background IP”). To the extent that Scribe Service Provider incorporates any of its Background IP into any Work Product, Scribe Service Provider hereby grants Augmedix a nonexclusive, royalty-free, perpetual, irrevocable, fully-paid up, worldwide, transferable, sub-licensable license to such Background IP to the extent necessary to use and/or exploit the Work Product.

3.4 License Grants to Scribe Service Provider. Augmedix grants Scribe Service Provider (a) a nonexclusive, royalty-free, fully paid-up, non-sub-licensable license during the Term (as defined below) of this Agreement to use those Augmedix data and materials delivered to Scribe Service Provider in connection with this Agreement for the sole purpose of performing Scribe Service Provider’s obligations under this Agreement.

3.5 Right to Access Necessary Tools and Systems.

3.5.01 To the extent that a Party (“Application Provider”) provides the other Party (“Application User’’) with access to certain software applications for the purpose of enabling Software User to perform its duties and obligations under this Agreement (each an “Application”), then Application Provider agrees to provide Application User with the ability to access such Applications without charge and Application User agrees to use such Applications solely for the purpose of performing its duties and obligations under this Agreement. Subject to the terms and conditions set forth herein, the Application Provider hereby grants to Application User for the Term of this Agreement a non-transferable, non-exclusive limited right of access to, and use of, the Applications solely in connection with its duties and obligations under this Agreement. From time to time, the Application Provider may require Application User’s agreement to and acknowledgement of an applicable end-user license, terms and conditions, and/or other applicable agreements prior to Application User accessing the Applications.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

3.5.02 With respect to its use of the Applications, Application User, at its own cost and expense, shall: (i) not permit any individual or entity, other than authorized individuals and entities under this Agreement, to use or gain access to the Applications; (ii) provide reasonable security devices to protect against unauthorized usage of the Applications; (iii) not adapt the Applications in any way or use it to create a derivative work (other than reports that are scribed or edited using the Applications); and (iv) not remove, obscure, hinder or alter Application Provider’s (or any other third party’s) proprietary notices, trademarks, or other proprietary rights notices affixed to or contained in the Applications.

3.5.03 The Applications are the exclusive property of the Application Provider and/or the Application Provider’s licensors, which shall retain all right, title and interest in and to the Applications, including, without limitation, the intellectual property rights and any other rights under United States and international copyright, patent, trademark, trade secret or other law. Application User may not, and Application User agrees not to, use the Applications for the benefit of any third parties, nor may Application User allow access to the Applications by any third party, except as otherwise explicitly authorized hereunder or in writing by Application Provider.

4. SCRIBE SERVICE PROVIDER REPRESENTATIONS, WARRANTIES AND COVENANTS

Scribe Service Provider represents, warrants and covenants to Augmedix as follows:

4.1 Qualifications and Facilities. Scribe Service Provider warrants that (a) it has the requisite and necessary experience, all necessary licenses, permits, authorizations, equipment, facilities and personnel, and is fully qualified to properly perform all Services, and (b) Scribe Service Provider will ensure its personnel follow all applicable policies and procedures of Augmedix in performing Scribe Service Provider’s obligations under this Agreement.

4.2 Services. The Services shall be performed (a) with due diligence and within such time parameters as may be specified in the applicable Statement of Work or to which the Parties otherwise agree, (b) in a manner consistent with the prevailing standards of skill and care for providers of comparable services, (c) in accordance with generally accepted industry practices applicable to comparable services, (d) in accordance with applicable law, and (e) in conformity with all applicable specifications and other requirements set forth in this Agreement, the applicable Statement of Work, and such other documents as may be executed and delivered therewith or in connection therewith.

4.3 Record Keeping. Scribe Service Provider shall keep such records relating to the performance of Services as are customary under the circumstances and as Augmedix may otherwise direct. At Augmedix’s request at any time during the term of this Agreement, and in any event at the termination of this Agreement (regardless of the reason), Scribe Service Provider shall provide to Augmedix any and all memoranda, books, papers, letters, notebooks, reports, and any and all data and information, together with any copies of abstracts thereof, resulting from the performance of Services or as may have been provided by Augmedix to Scribe Service Provider.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

4.4 Excluded Party List. Scribe Service Provider represents that neither it or any of its affiliates or personnel is currently (a) named, or excluded, on, or from, any of the following lists: (i) HHS/OIG List of Excluded Individuals/Entities; (ii) The GSA’s System for Award Management, which was formerly known as the GSA List of Parties Excluded from Federal Programs; and (iii) OFAC “SDN and Blocked Individuals”; or (b) under investigation or otherwise aware of any circumstances which would result in Scribe Service Provider being excluded from participation in any Federal health care program, as defined under 42 U.S.C. § 1320a-7b(f). Scribe Service Provider represents that neither it nor any of its affiliates or personnel has ever been either convicted of a criminal offense, assessed civil monetary penalties pursuant to the Civil Monetary Penalties Law, 42 U.S.C. § 1320a-7a, 42 U.S.C. § 1320a-7(b)(1)-(3) or excluded from the Medicare program or any state health care program. Scribe Service Provider further represents that neither it nor any of its affiliates or personnel is subject to an action or investigation that could lead to the conviction of a criminal offense, the assessment of civil monetary penalties, or exclusion from the Medicare program or any state health care program. Scribe Service Provider shall notify Augmedix, immediately, if an action or investigation arises that could result in the conviction of a criminal offense, or the exclusion of it, or any of its affiliates or personnel from the Medicare program, any state health care program or would otherwise result in it, its affiliates or personnel being excluded as set forth in this Section 4.4. Failure to timely notify Augmedix of any action or investigation shall give Augmedix the right to terminate this Agreement effective immediately upon written notice. In the event that Scribe Service Provider becomes excluded, for any reason, during the Term of this Agreement or any Statement of Work, Augmedix shall be entitled to terminate this Agreement and any such Statement of Work, effective immediately upon written notice.

4.5 Insurance Requirement. During the Term, Scribe Service Provider will maintain, at its own expense, the insurance coverage set forth in Schedule 1. Such coverage and limits: (a) will be primary to any insurance coverages maintained by Augmedix, which will be excess and non-contributory; and (b) are not intended to and will not in any manner limit or qualify Scribe Service Provider’s liabilities under this Agreement. As applicable, policies must contain a severability of interests clause and be on an occurrence basis. Upon request, Scribe Service Provider must furnish to Augmedix a signed copy of certificate of insurance evidencing the required insurance coverages and referencing this Agreement. Scribe Service Provider shall procure all insurance policies from a responsible insurance company or companies authorized to do business in the location where the premises are located, with general policyholder’s ratings of not less than “A” and a financial rating of not less than “VII” in the most current available AM Best Insurance Reports. Scribe Service Provider shall provide 30 days’ prior written notice to Augmedix of cancellation, non-renewal or change to the insurance policy for any reason.

4.6 Authorship. Scribe Service Provider represents, warrants, and covenants that (a) it is and will be the sole author of all works developed and/or used by Scribe Service Provider (excluding works provided by Augmedix) in the course of performing the Services and preparing all deliverables and Work Product associated therewith or will have the legal right to so provide or employ such works, and (b) none of the Services or Work Product infringe or will infringe any patents, copyrights, trademarks or other proprietary rights of any third party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

5. GENERAL REPRESENTATIONS AND WARRANTIES

Each Party represents and warrants to the other as follows:

5.1 Power and Authorization. It has all requisite power and authority (corporate and otherwise) to enter into this Agreement and perform its obligations hereunder and under each Statement of Work, and has duly authorized by all necessary action the execution and delivery hereof by the officer or individual whose name is signed on its behalf below.

5.2 No Conflict. Its execution and delivery of this Agreement and the performance of its obligations hereunder, do not and will not conflict with or result in a breach of or a default under its organizational instruments or any other agreement, instrument, order, law or regulation applicable to it or by which it may be bound.

5.3 Enforceability. This Agreement has been duly and validly executed and delivered by it and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors’ rights and except as enforcement is subject to general equitable principles.

5.4 Advertising and Publicity. Neither Party shall use the name, logo or trademark of the other in any form of publicity, promotional or advertising material, or in any communications with the media without the other’s prior written consent to the specific contemplated use. Each Party acknowledges that violation of this Section 5.4 constitutes a material breach under this Agreement and may seek immediate injunctive relief in accordance with the terms of Section 7.5.

5.5 EXCEPT AS EXPRESSLY PROVIDED HEREIN, EACH PARTY MAKES NO REPRESENTATIONS OR WARRANTIES OF ANY KIND CONCERNING ITS PERFORMANCE UNDER THIS AGREEMENT, ANY MATERIALS SUPPLIED HEREUNDER, OR ANY INTELLECTUAL PROPERTY RIGHTS, INCLUDING WITHOUT LIMITAITION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

6. CONFIDENTIALITY

6.1 “Confidential Information” Defined. For purposes of this Agreement, “Confidential Information” shall mean this Agreement, all Statements of Work, and all information, regardless of the form in which it is communicated or maintained or whether furnished before or after the date hereof, that contains or otherwise reflects information concerning the disclosing party or its affiliates that is provided by or on behalf of the disclosing party or its affiliates and all reports, notes, analyses or other information prepared by the receiving party or its directors, officers, employees, agents or advisors (collectively, such party’s “Representatives”) that are based on, contain or reflect any such information. Confidential Information includes, but is not limited to, information regarding pricing, assets, business plans, systems architecture, internet-based portals, technology, data, processes, methods, customer information, patient information (whether or not identifiable to any patient), product information, sales information, provider information, vendor information, financial information, trade secrets, results, or any other information that a reasonable person would conclude possesses tangible commercial and economic value to the disclosing party. “Confidential Information” excludes any information that: (a) is or becomes, publicly available other than by disclosure by the receiving party or its Representatives in violation of this Agreement, (b) was rightfully in the possession of the receiving party on a non-confidential basis prior to its disclosure hereunder and was not obtained from the disclosing party, (c) becomes available to the receiving party on a non-confidential basis from a third party which the receiving party reasonably believes had the right to disclose the information free of any obligation of confidence, or (d) is independently developed by the receiving party without reference to or use of the Confidential Information. In any dispute with respect to these exclusions, the burden of proof will be on the recipient and such proof shall be clear and convincing evidence. As requested by Augmedix, Scribe Service Provider will execute a Business Associate Agreement in a form acceptable to Augmedix (“BAA”). Protected Health Information (as defined in 45 CFR § 164.501) supplied to Scribe Service Provider, or generated or processed by Scribe Service Provider, in performance of the Services shall be deemed to be Augmedix’s Confidential Information and shall also be subject to the applicable terms and conditions of the BAA. “Affiliate’’ means any entity controlled by, controlling, or under common control with a Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

6.2 Confidentiality Obligations. Confidential Information shall be kept strictly confidential and used by the receiving party only for the purpose of providing Services under this Agreement. Confidential Information shall not be disclosed to any third party (other than its Representatives) without prior written consent of the disclosing party. Scribe Service Provider will keep its personnel who are assigned under the Statement of Work in separate work places, suitable for maintaining the confidentiality of Confidential Information. Each Affiliate that receives Confidential Information shall be equally subject to all terms of this Agreement. The receiving party agrees that it will use the same degree of care as such party accords its own similar Confidential Information, but in no case less than reasonable care. In the event of disclosure or use of the Confidential Information which is not permitted by this Agreement, the receiving party shall notify disclosing party immediately and use reasonable efforts to minimize the damage from such disclosure or use.

6.3 Legally Required Disclosures. If any Confidential Information is required to be disclosed by order of any court of competent jurisdiction or other governmental authority, Scribe Service Provider shall timely inform Augmedix of all such proceedings so that Augmedix may attempt by appropriate legal means to limit such disclosure. In such case, Scribe Service Provider shall use its best efforts to limit the disclosure and maintain confidentiality to the maximum extent possible.

6.4 Disclaimer. Augmedix is under no obligation to make use of any proposals from Scribe Service Provider. Unless otherwise expressly agreed in writing, all such proposals shall be deemed disclosed on a confidential basis, and Augmedix shall have no liability to Scribe Service Provider arising in any way from its use or non-use of such proposals.

6.5 Scope and Duration. The provisions of this Section 6 shall (a) apply to all Confidential Information disclosed to or otherwise obtained by Scribe Service Provider prior to the execution of this Agreement, (b) apply to all Confidential Information disclosed to or otherwise obtained by Scribe Service Provider concurrently with or after execution of this Agreement, and (c) survive the termination of this Agreement for a period of five (5) years (or such longer period as Augmedix and the Scribe Service Provider may specify in writing with respect to any particular Confidential Information).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

7. TERM AND TERMINATION; INJUNCTION

7.1 Term. This Agreement shall become effective as of the date first above written and shall continue in full force and effect until (i) the expiration of the last surviving Statement of Work hereunder or (ii) terminated by mutual consent or pursuant to the provisions of Section 7.2 or Section 7.3 (“Term”).

7.2 Termination for Convenience. Either Party may terminate this Agreement or any Statement of Work at any time with or without cause on ninety (90) days’ written notice unless explicitly stated otherwise in an applicable Statement of Work. Subject to the provisions of Section 7.4, neither Party in such case shall have any claim as against the other arising solely from such termination (including, without limitation, any claim based on delay, lost profits, or loss of opportunity), all such claims having been deemed waived and released.

7.3 Termination for Material Breach. Upon the material breach by either Party of any of its representations, warranties, covenants or agreements contained in this Agreement or any Statement of Work, the other Party may terminate this Agreement or such Statement of Work upon 30 days’ written notice setting forth the particulars of such breach. Upon the expiration of such notice period (and any extension thereof to which the non-breaching Party may agree), if the alleged breach has not been cured to the satisfaction of the non-breaching Party, the non-breaching Party shall have the right to terminate this Agreement (or the applicable Statement of Work) immediately upon written notice to the breaching Party; however, no such notice period applies to Augmedix if Augmedix deems that the material breach by Scribe Service Provider involves data security or Scribe Service Provider’s representations and warranties under Section 4.4. Such right of termination shall be in addition to such other rights and remedies as the terminating Party may have under applicable law. Notwithstanding the foregoing, either Party may terminate this agreement immediately and without penalty if the other Party: (i) becomes insolvent; (ii) files a petition for bankruptcy or if a proceeding or other action is filed against such party under bankruptcy or similar laws (unless such petition or proceeding is dismissed within sixty (60) days); (iii) makes an assignment for the benefit of creditors; or (iv) any events analogous to (i) through (iii) in any jurisdiction outside of the United States.

7.4 Rights and Duties Upon Termination.

(a) Generally. Upon the termination of this Agreement or any Statement of Work, Scribe Service Provider shall immediately discontinue all applicable Services (unless otherwise expressly directed by Augmedix), and, subject to Sections 7.4(b) and (c) hereof, Augmedix shall be responsible for paying all applicable undisputed charges within fifteen (15) days of the effective date of termination for Services performed through the effective date of such termination. The Parties shall thereupon have no further rights or obligations hereunder or thereunder except pursuant to those provisions hereof or thereof which expressly or implicitly are intended to survive its termination. Any patient information and data shall be subject to the confidentiality provisions of the Agreement indefinitely.

(b) Transfer of Materials. Within 30 days following the termination of this Agreement or any Statement of Work, Scribe Service Provider shall have completed the (a) transfer to Augmedix, in a mutually agreed format, of all Work Product and materials prepared by Scribe Service Provider in the course of performing the applicable Services and (b) return to Augmedix of all other papers, records, materials, documents and information bearing on or relating to such Services (except as otherwise required by applicable laws and regulations), along with all Augmedix property in Scribe Service Provider’s possession. Augmedix may withhold any outstanding payments due Scribe Service Provider pending its compliance with the provisions of this Section 7.4(b).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

(c) Transfer of Services. Upon notification of termination of this Agreement or any Statement of Work, Augmedix may request Scribe Service Provider to transfer specific Services to Augmedix or its designee. In such case, Scribe Service Provider shall, at Augmedix’s expense, take all such steps as may be reasonably necessary to transfer such Services to Augmedix or its designee so as to avoid any disruption in the performance of such Services. Augmedix may withhold any outstanding payments due Scribe Service Provider pending its compliance with the provisions of this Section 7.4(c). For the avoidance of any doubt, the transfer of Services does not include Scribe Service Provider employees, any software, product, materials, improvement, development, concept, discovery or other proprietary information that was discovered, developed, or obtained by Scribe Service Provider prior to, during, or independent of, the performance of the Services.

7.5 Injunction. Both Parties acknowledges that any breach under Section 7.3 will result in immediate, irreparable and continuing injury to other party for which there is no adequate remedy at law. Accordingly, in the event of any such breach (or threatened breach), either Party shall be entitled to seek preliminary and permanent injunctive relief, without bond, (or the equivalent jurisdictional remedy) with respect to such breach. Neither Party shall oppose such relief on the grounds that there is an adequate remedy at law, and such right shall be cumulative and in addition to any other remedies at law or in equity (including monetary damages) which either party may have upon any such breach.

8. INDEMNIFICATION

8.1 Subject to Section 8.2, Scribe Service Provider shall defend, indemnify and hold harmless Augmedix, its affiliates and their respective officers, directors, shareholders, employees, licensees, agents, successors and assigns from and against any and all Liabilities which any of them may incur or become obligated to pay arising in connection with or resulting from Scribe Service Provider’s: (a) violation of any applicable law, rule or regulation with which it is responsible to comply, (b) infringement of the proprietary rights of any third party arising from the performance of the Services or the delivery, use or implementation by or on behalf of Augmedix of any deliverable under any Statement of Work (but excluding infringement arising exclusively from the use of any materials provided by Augmedix), (c) breach of any representations, warranties, covenants, obligations, agreements or duties under this Agreement, the BAA, or the operational requirements for Scribe Service Providers; or (d) Scribe Service Provider’s negligent, reckless or willful misconduct.

8.2 Exceptions. Notwithstanding anything to the contrary contained herein, neither Party shall have any obligation to indemnify, defend or hold harmless hereunder with respect to any Liabilities arising out of or resulting from the breach by the other Party of any of its representations, warranties, covenants, obligations, agreements or duties under this Agreement or any negligence, recklessness or intentional misconduct by the other Party.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

8.3 “Liabilities” Defined. For purposes of this Agreement, “Liabilities” shall mean any and all claims of and liabilities to third Parties and expenses incurred in connection therewith (whether or not in connection with proceedings before a court, arbitration panel, administrative agency, hearing examiner or other tribunal), including, without limitation, damages (whether direct, consequential, incidental, or punitive), judgments, awards, fines, penalties, settlements, investigations, costs, and attorneys’ fees and disbursements.

8.4 Procedure. Promptly after learning of the occurrence of any event which may give rise to its rights under the provisions of this section, each indemnitee hereunder shall give written notice of such matter to the indemnitor. The indemnitee shall cooperate with the indemnitor in the negotiation, compromise and defense of any such matter. The indemnitor shall be in charge of and control such negotiations, compromise and defense and shall have the right to select counsel with respect thereto, provided that the indemnitor shall promptly notify the indemnitee of all developments in the matter. Without releasing any liability, obligation or undertaking of the indemnitor, the indemnitee may, at its sole discretion and expense, participate in any such proceedings through counsel of its own choosing. Except as otherwise expressly provided below, the indemnitor may not, without the prior written consent of the indemnitee, enter into any compromise or settlement of any such matter the terms of which (a) are not confidential, (b) in any way admit the indemnitee’s liability, or (c) require the indemnitee to take or refrain from taking any action or make any payment; and the indemnitee shall not be bound by any such compromise or settlement absent its prior consent. In any case in which the indemnitor fails or refuses to assume the defense of any matter as to which its indemnity obligations apply (whether or not litigation has formally been instituted), the indemnitor shall be responsible for any compromise or settlement thereof reached by the indemnitee and all Liabilities attendant thereto.

9. LIMITATIONS ON LIABILITY

9.1 Excluded Damages. SUBJECT TO SECTION 9.4, UNDER NO CIRCUMSTANCES AND UNDER NO THEORY OF LIABILITY SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES OF ANY KIND OR LOST PROFITS ARISING UNDER OR RELATING TO THIS AGREEMENT OR ANY STATEMENT OF WORK.

9.2 Limitation on Damages. SUBJECT TO SECTION 9.4, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY’S LIABILITY TO THE OTHER PARTY UNDER THIS AGREEMENT OR ANY STATEMENT OF WORK EXCEED THREE (3) TIMES THE TOTAL FEES PAYABLE TO SCRIBE SERVICE PROVIDER HEREUNDER UNDER FOR THE MOST RECENT CALENDAR YEAR.

9.3 Applicability. THE DAMAGE EXCLUSIONS AND LIMITATIONS SET FORTH IN SECTION 9.1 AND SECTION 9.2 SHALL APPLY EVEN IF A PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF DAMAGES SO EXCLUDED OR EXCEEDING SUCH LIMITATION, AND NOTWITHSTANDING FAILURE OF THE ESSENTIAL PURPOSE OF ANY LIMITED REMEDY.

9.4 Exception. THE PROVISIONS OF SECTION 9.1 AND SECTION 9.2 SHALL NOT APPLY WITH RESPECT TO ANY LIABILITIES FOR WHICH EITHER PARTY IS REQUIRED TO INDEMNIFY THE OTHER PURSUANT TO SECTION 8 OF THIS AGREEMENT OR WHICH RESULT FROM THE INTENTIONAL MISCONDUCT OR GROSS NEGLIGENCE OF THE PARTY AT FAULT.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

10. AUDIT

Augmedix (or its authorized representative) and any governmental agency which regulates Augmedix may, at all reasonable times during the term of the Agreement and five years thereafter and upon reasonable notice, inspect and audit all operating books and records maintained by Scribe Service Provider with respect to the Services and Scribe Service Provider’s charges for the sole purpose of evaluating Scribe Service Provider’s compliance with this Agreement and all laws and regulations applicable to Augmedix and the provision of Services. Augmedix (or its authorized representative) and such governmental agencies may copy any such information in connection with such audit. Scribe Service Provider shall retain all applicable books and records for five (5) years subsequent to the termination of this Agreement or such longer period as required by applicable regulatory requirements. Augmedix will be responsible solely for bearing the costs of such audits.

11. FORCE MAJEURE

A Party shall be excused from performing its obligations under this Agreement or any Statement of Work if its performance is delayed or prevented by any event beyond the Party’s reasonable control and without the fault or negligence of the Party seeking to excuse performance, including, without limitation, acts of God, fire, explosion, weather, disease, war, insurrection, civil strife, riots, terrorism, unforeseeable government action, or power failure, provided that performance shall be excused only to the extent of, and during, the disability and the Party takes reasonable efforts to remove the disability. Any Party seeking to excuse or delay performance under this provision shall provide notice to the other Party setting forth the nature and anticipated duration of the delay and shall use due diligence, where practicable, to minimize the effects of or end any such event so as to facilitate the resumption of full performance.

12. NON-COMPETITION; NON-SOLICITATION

12.1 Non-competition. For the entire duration of an assignment under any Statement of Work and for twelve (12) months thereafter, unless Scribe Service Provider’s has obtained Augmedix’s written consent, Scribe Service Provider’s independent contractors or employees assigned under any Statement of Work -(collectively “Scribe Service Providers’ Employees”), shall not directly or indirectly as owner, partner, joint venturer, stockholder, employee, broker, agent, principal, trustee, corporate officer, director, licensor, licensee, franchisee, or in any capacity whatsoever engage in, become financially interested in, be employed by or have any business or professional connection with any business that competes with Company, including but not limited to any business engaged in, or which plans to engage in, the use of remote medical scribing; provided, however, that Scribe Service Providers’ Employees may own any securities of any corporation which is engaged in such business and is publicly owned and traded but in an amount not to exceed at any one time one percent (1%) of any class of stock or securities of such corporation.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

12.2 Non-Solicitation. So long as this Agreement is in effect, and for a period of twelve (12) months thereafter, neither Party without its written consent shall solicit, hire, or engage any person who is or has been an employee, consultant, or scribe of the other Party during the Term of this Agreement.

13. MISCELLANEOUS

13.1 Notices. Any and all notices and other communications required or permitted to be given hereunder shall be made in writing and effective upon receipt. Such notices shall be (a) personally delivered, (b) sent by registered or certified mail, (c) sent by a nationally recognized overnight delivery service, or (d) sent by facsimile transmission or electronic mail, with confirmation, addressed as follows, unless such address is changed by written notice hereunder (for the avoidance of doubt, any phone numbers provided below are merely for the convenience of the Parties):

If to Scribe Service Provider:

IDS Info tech Limited

C-138, Phase 8 Industrial area, Sahibzada Ajit

Singh Nagar (Mohali), Punjab 160071 Punjab,

India

Attention: [*]

Phone:

E-mail: [*]

If to Augmedix:

Augmedix, Inc.

Attention: Legal Counsel

1161 Mission Street, Suite 210

San Francisco, CA 94103

With a copy to:

Fenwick & West, LLP

Attention: Stefano Quintini

801 California Street

Mountain View, CA 94041

Phone: [*]

E-mail: [*]

13.2 Amendment. No amendment, waiver, or modification of this Agreement or any Statement of Work shall be valid unless in writing and signed by the Parties.

13.3 Independent Contractor. Scribe Service Provider is being engaged by Augmedix only for the purposes and to the extent set forth in this Agreement and each Statement of Work, and its relation to Augmedix shall, during the period(s) of the performance of Services, be that of an independent contractor. Scribe Service Provider shall have no power to bind Augmedix in any capacity and Augmedix shall have no power to bind the Scribe Service Provider in any capacity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

13.4 Waiver. The failure of any Party at any time to enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any provisions hereof or the right of any Party hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the Party against whom or which enforcement of such waiver is sought, and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

13.5 Reporting. If for any reason either Party’s operational forecasts are more than forty percent (40%) inaccurate, either Party must inform the other Party within seven (7) calendar days, so that the other Party may plan accordingly.

13.6 Binding Effect; Assignment. This Agreement shall be binding on and inure solely to the benefit of the Parties hereto and their respective successors and assigns; provided however, this Agreement and the rights and obligations hereunder may not be assigned without the prior written consent of the other Party, which shall not be unreasonably withheld. Notwithstanding the foregoing, Augmedix may freely assign this Agreement to a successor or affiliated organization provided that such successor or affiliated organization agrees to be bound by the terms of this Agreement.

13.7 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the internal substantive and procedural laws of the State of California without regard to the conflict of laws rules of that or any other jurisdiction. The sole and exclusive venue for all disputes arising out of or relating in any way to this Agreement shall be the courts of competent jurisdiction located in Santa Clara County, California. The Parties consent to the personal jurisdiction and venue of such courts and further consent that any process, notice of motion or other application to either such court or a judge thereof may be served outside the State of California by registered or certified mail or by personal service, provided that a reasonable time for appearance is allowed.

13.8 Severability. All of the provisions of this Agreement are intended to be distinct and severable. If any provision of this Agreement is or is declared to be invalid or unenforceable in any jurisdiction, it shall be ineffective in such jurisdiction only to the extent of such invalidity or unenforceability. Such invalidity or unenforceability shall not affect either the balance of such provision, to the extent it is not invalid or unenforceable, or the remaining provisions hereof, nor render invalid or unenforceable such provision in any other jurisdiction.

13.9 Survival. Upon the termination of this Agreement for any reason, all rights and obligations which by their nature should survive shall remain in full force and effect. In particular, without limitation, the provisions of Sections 3, 8, 6, 7.4. 8, 9, 10, 12, and 13 shall survive the termination of this Agreement.

13.10 Interpretation and Construction. This Agreement has been fully and freely negotiated by the Parties, shall be considered as having been drafted jointly by the Parties, and shall be interpreted and construed as if so drafted, without construction in favor of or against any Party on account of its participation in the drafting hereof.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

13.11 Headings. The headings of sections and subsections have been included for convenience only and shall not be considered in interpreting this Agreement.

13.12 Counterparts. This Agreement may be executed in one or more counterparts, duplicate originals, or facsimile versions, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed and delivered via electronic facsimile transmission with the same force and effect as if it were executed and delivered by the Parties simultaneously in the presence of one another.

13.13 Further Actions. Each Party shall, without further consideration, execute and deliver such additional documents and instruments and perform all such other and further actions as may be necessary or reasonably requested in order to carry out the purposes and intents of this Agreement.

13.14 English Language. This Agreement is in the English language, and such language shall be controlling in all respects. All translations of this Agreement into any other language shall be for accommodation only and shall not be controlling on the Parties.

13.15 Signature Authority. Each signatory to this Agreement has signature authority and is empowered on behalf of his or her respective Party to execute this Agreement.

13.16 Entire Agreement. This Agreement and the Statements of Work executed and delivered hereunder contain the complete, entire and exclusive statement of the Parties’ understanding with respect to their subject matter and supersede all prior and contemporaneous agreements and understandings, whether written or oral, between them with respect to such subject matter. Each Party has executed this Agreement without reliance upon any promise, representation or warranty other than those expressly set forth herein.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Agreement as of the day and year first above written.

AUGMEDIX		SCRIBE SERVICE PROVIDER

By:	/s/ Manny Krakaris	By:	/s/ Partap K. Aggarwal
Name:	Manny Krakaris	Name:	Partap K. Aggarwal
Title:	CEO	Title:	Managing Director
Date:	10/21/2019	Date:	Oct. 21, 2019

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

SCHEDULE 1

Insurance Requirements

Commercial General Liability. Commercial General Liability insurance covering bodily injury, death, property damage, personal injury, broad form property damage and contractual liability with limits not less than [*] per occurrence and [*] General Aggregate. Augmedix must be named as Additional Insured. Coverage will be considered primary without right of contribution of Augmedix’s insurance policies and will include a Blanket Waiver of Subrogation.

Professional Liability/Errors and Omissions. Professional Liability insurance covering Errors and Omissions on an occurrence or a claims-made basis, for limits of [*] annual aggregate for hardware, software, consulting or any other services provided under the Agreement. If coverage is written on a claims-made basis, coverage must be maintained for a period of three (3) years after the expiration of this Agreement. Coverage territory under such policy shall be worldwide for claims brought under any jurisdiction.

Cyber-Liability. Privacy and Security Insurance in an amount of [*] per occurrence and a [*] annual policy aggregate which shall include HIPAA Coverage, Notification Expenses, Non-HIPAA Privacy and Credit Monitoring coverage. This insurance may be an additional endorsement under the Professional Liability / Errors & Omissions insurance or it may be a standalone policy. Coverage territory under such policy shall be worldwide for claims brought under any jurisdiction.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO AUGMEDIX, INC. IF PUBLICLY DISCLOSED.

Statement of Work No. 2

This Statement of Work No. 2 (“SOW No. 2”), dated June 1, 2020 (“Effective Date”), replaces Statement of Work No. 1 by and between IDS Infotech Limited (“Scribe Service Provider”) and Augmedix, Inc. (“Augmedix”), dated February 1, 2018 (“SOW No. 1”). This SOW No. 2 is entered into by the Parties pursuant to that certain Master Services Agreement, dated August 12, 2016 (the “Agreement”), and this SOW No. 2 is hereby incorporated into the Agreement by this reference.

All capitalized terms used in this SOW No. 2 shall have the meanings given to them in this SOW No. 2 (including those defined in Appendix A, B, C, and D attached hereto and herein incorporated by this reference, and in any other appendix attached hereto), provided that capitalized terms used in this SOW No. 2 but not otherwise defined herein shall have the meanings given to them in the Agreement. In the event of a conflict between the terms and conditions of this SOW No. 2 and the Agreement, the terms and conditions of this SOW No. 2 shall prevail. For the purposes of this SOW No. 2, the Parties’ notice addresses shall be as described in the Agreement.

I.	TERMINATION OF STATEMENT OF WORK NO. 1

As of the Effective Date, SOW No. 1 is hereby terminated and replaced by this SOW No. 2. All active Purchase Orders entered under SOW No. 1 shall be, as of the Effective Date, subject to the terms and conditions of this SOW No. 2.

II.	TERM

The initial term of this SOW No. 2 (the “Initial Term”) shall begin on the Effective Date and it shall expire twelve (12) months later, provided that the term of this SOW No. 2 shall automatically be extended for successive twelve (12) month periods (each a “Renewal Term”, with the Initial Term and all Renewal Term(s) collectively referred to as the “Term”), unless either party has given the other party a written notice of termination at least three (3) months prior to the expiration of the then-current Term. Notwithstanding the foregoing, either Party may terminate this SOW No. 2 without penalty at any time by giving the other Party a written notice no less than three (3) months before such termination is to take effect.

III.	SERVICES

In consideration of Augmedix’s compliance with the terms and conditions of the Agreement and this SOW No. 2 (including Augmedix’s timely payment of the fees described later in this SOW No. 2), Scribe Service Provider shall provide Augmedix with the remote-scribing professional services described below (the “Services”). Notwithstanding anything to the contrary in this SOW No. 2, Scribe Service Provider will at all times ensure that its provision of the Services complies with all Augmedix requirements and policies and procedures applicable to performance under the Agreement and this SOW No. 2, including, but not limited to, Scribe Service Provider’s obligations described in: (i) the Operational Requirements for Scribe Vendors (“ORSV”), which Scribe Service Provider acknowledges having received from Augmedix, (ii) the requirements and benchmarks contained in the Training and Performance SLA and the Technology SLA attached hereto as Appendix B and Appendix C, respectively, (iii) the Medicare Advantage Addendum attached hereto as Appendix D, and (iv) the applicable Business Associate Agreement between Augmedix and Scribe Service Provider.

Scribe Service Provider SOW No. 2	Page 1 of 20

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1.	Recruiting

a.	Each Trainee must pass (i) the applicable Augmedix screening assessment, as may be modified by Augmedix from time to time, at or above the minimum score stipulated by Augmedix, or (ii) a comparable screening process mutually agreed between Augmedix and Scribe Service Provider.

b.	Scribe Service Provider will make best efforts to recruit a sufficient number of Trainees to provide Augmedix with Scribing Services for the number of Providers reflected in the applicable Purchase Order.

c.	Scribe Service Provider will provide Augmedix with monthly updates on: (i) Scribe Service Provider’s ability to deliver the Scribing Services to the number of Providers specified in the applicable PO; and (ii) Scribe Service Provider’s forecast of how many additional Providers for which it could provide Scribing Services.

2.	Augmedix Scribe Training (“AST”)

a.	Each Trainee must pass the Doctor-Ready Assessment (as defined in Appendix A), as may be modified and/or revised by Augmedix from time to time.

b.	Scribe Service Provider will, at its expense, train Trainees to pass the Doctor-Ready Assessment.

c.	Augmedix will provide Scribe Service Provider with a proposed Scribe training curriculum for the Scribe Service Provider to use in training Trainees. Notwithstanding, Scribe Service Provider is permitted and encouraged to develop additional training plans and materials for its Trainees.

d.	Performance Specialists, who shall be employees of Scribe Service Provider, will provide grades and feedback on Notes for the Trainees throughout the training program.

e.	Augmedix will provide limited assistance to Scribe Service Provider in training and certifying Scribe Service Provider’s Augmedix Scribe training program trainers.

f.	Scribe Service Provider is responsible for scheduling the final DR test, as further described in the Doctor-Ready Assessment, when it deems a class of Trainees are ready. Either Augmedix or Scribe Service Provider, at Augmedix’s direction, will conduct the DR test for the Trainees and provide notice of the results of the complete Doctor-Ready Assessment. Notwithstanding, all Doctor-Ready Assessments are subject to final approval by Augmedix.

Scribe Service Provider SOW No. 2	Page 2 of 20

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g.	Each Trainee that passes the Doctor-Ready Assessment is deemed to have graduated from the Augmedix Scribe training program and either transitions to specialty training, if applicable, or assignment on a Provider.

h.	Augmedix’s criteria for passing the Doctor-Ready Assessment are subject to change in the manner described in the Change Management Process (as described in Section V of the Agreement).

i.	Scribe Service Provider shall assign newly-designated DR Certified Scribes to either a new Provider or transition Provider within a reasonable timeframe and schedule them to take the appropriate specialty training, if applicable.

3.	Specialty Training

a.	Augmedix will, in conjunction with the Scribe Service Provider, determine assignment of each DR Certified Scribe to a Provider, subject to final approval by Augmedix.

b.	Augmedix, or the Scribe Service Provider upon Augmedix’s written consent, will provide a proposed speciality training plan for DR Certified Scribes, if applicable.

4.	In-Service

a.	Once a Scribe has completed his or her specialty training (if applicable), the Scribe is permitted to begin live Charting for his or her assigned Provider. A Scribe is “in service’ when such Scribe consistently produces one or more Charts meeting Augmedix’s minimum standards (as communicated by Augmedix and updated from time to time) for his or her assigned Provider.

b.	Scribe Service Provider is responsible for scheduling a DA Audit when it deems a Scribe to be consistently producing 100% of a Provider’s Charts meeting Augmedix standards for his or her Provider’s scheduled shifts.

c.	The Scribe Service Provider will make best efforts to ensure that Scribes that are assigned to a ramp up for a New Provider (as defined below) or a transition progress according to a schedule and benchmarks set by Augmedix. A Scribe that fails to progress according to the schedule and meet the associated benchmarks shall, at Augmedix’s sole discretion, be:

1)	Required to complete a performance improvement plan provided by Augmedix (“PIP”);

2)	Removed from the assigned Provider, and be available for assignment on a different Provider; or

Scribe Service Provider SOW No. 2	Page 3 of 20

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3)	Permanently removed from providing services to Augmedix if such Scribe fails a DA Audit or is removed from an Account as a result of a Provider’s concerns.

d.	Scribe Service Provider will ensure that Scribes draft Charts for all assigned patient visits of an assigned Provider(s) scheduled shift (or, if applicable, for their assigned portion of such working day).

e.	Scribe Service Provider must randomly perform steady-state audits to ensure compliance with the minimum standards set forth in the Augmedix Grading Rubric. Scribe Service Provider must submit a bi-monthly report to Augmedix setting forth the results of such audits.

f.	Augmedix will randomly audit Charts produced by every Scribe, and such audits must demonstrate that Scribe(s) is/are meeting Augmedix’s quality and time to complete standards. Scribe Service Provider may be required to, at Augmedix’s sole discretion, remove a Scribe from the Provider and/or require a Scribe to complete a PIP if:

1)	A Scribe’s Chart scores fall below minimum standards set by Augmedix; or

2)	There is a Provider complaint regarding Scribe’s Chart quality.

g.	Scribes must complete any applicable PIPs described above according to the schedule and benchmarks agreed between Scribe Service Provider and Augmedix. Scribe Service Provider shall notify Augmedix upon completion of any PIP. Augmedix may, in its sole discretion, perform a focused audit to confirm a Scribe has successfully fulfilled his or her PIP.

5.	Scheduling of all Scribes

a.	Scribe Service Provider shall create and assign schedules for all its Scribes based on their Provider assignments (which Scribe Service Provider shall obtain from each such Provider’s EHR) or as otherwise agreed with Augmedix. Scribe Service Provider will ensure 100% coverage for all its assigned Providers’ schedules for a given week (each a “Provider Shift Schedule”) by Augmedix approved Scribes. Scribe shift schedules must be consistent with Provider Shift Schedules, as reflected in the Provider’s EHR.

b.	Scribe Service Provider shall create and assign schedules for each PS based on his or her Account assignments.

c.	Scribe Service Provider shall upload into the Augmedix scheduling tool at least fourteen (14) days in advance: (i) Provider Shift Schedules; and (ii) Scribes and PSs for a given week (including all working hours categorized by type of work (e.g., Chart prep time, Chart editing time, grading etc.). Scribe Service Provider shall monitor the schedules of the Providers and update such schedules daily (including modifying the applicable Scribes’ schedules) in the Augmedix scheduling tool.

Scribe Service Provider SOW No. 2	Page 4 of 20

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d.	Scribes should be on-line at least fifteen (15) minutes prior to the scheduled time for a Providers’ shift. Where applicable on a Provider-by- Provider basis, Augmedix will determine and inform Scribe Service Provider if additional time is required from the Scribe to complete the Charts for his or her assigned Provider within a given workday.

IV.	FEES AND PAYMENTS

1.	Augmedix Purchase Order Process

a.	Augmedix shall deliver a PO to Scribe Service Provider each month. Each PO issued by Augmedix will provide a rolling six (6) month forecast and commit Augmedix to purchase (i) Scribing Services for a specific number of net Providers at an average of one-hundred and thirty (130) Scribe Contracted Hours per month, unless otherwise specified in the PO; and/or (ii) training and feedback Services from a specific number of Performance Specialists. Subject to Section IV.1.c below, the net Provider numbers set forth for the [*] shall constitute a firm commitment to purchase Scribing Services for the number of net Providers set forth in the applicable PO for those months. The trailing [*] are for guidance only; Augmedix will use commercially reasonable efforts to adhere to the guidance figures set forth in the applicable PO for such months, but such orders are subject to modification.

b.	Augmedix will pay Scribe Service Provider monthly recurring fees, pursuant to the terms set forth in Section IV.3.a below, for the number of net Providers set forth in the applicable PO. Scribe Service Provider must have one or more DR Certified Scribes available to service a Provider at least two (2) weeks prior to such Provider’s scheduled Go-Live Date (to allow for workflow evaluation, speciality training (if applicable) and issuance EHR credentials). Augmedix will not pay Scribe Service Provider monthly recurring fees (as described in Section IV.3.a below) for Scribing Services in excess of the number of net Providers set forth in the applicable PO; Scribe Service Provider shall be responsible for all costs associated with any excess Scribes.

c.	In the event Scribe Service Provider does not provide enough Scribes to deliver Scribing Services to the number of net Providers set forth in a PO for a particular month, Augmedix may cancel the order for Scribing Services that Scribe Service Provider failed to deliver for such month. In the event Scribe Service Provider fails to deliver enough Scribes to provide Scribing Services for the number of net Providers set forth in a PO for two (2) consecutive months, Augmedix may cancel all or any part of the order for the third month.

Scribe Service Provider SOW No. 2	Page 5 of 20

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d.	Augmedix may remove Scribe Service Provider from providing Scribing Services to an In-Service Provider upon ninety (90) days written notice to Scribe Service Provider.

2.	Monthly Invoicing

a.	No later than [*], Scribe Service Provider will provide Augmedix with an invoice for Services rendered to Augmedix in the prior month in conformance with the compensation terms set forth in Section IV.3 below. Augmedix shall pay each such undisputed invoice within [*] of receipt.

b.	Scribe Service Provider will comply with any Augmedix requests for Scribe Service Provider’s invoice to follow Augmedix’s preferred format if Augmedix provides Scribe Service Provider with a template for such invoice.

3.	Compensation

a.	Monthly Recurring Fees.

1.	Current Providers. Each calendar month during the Term, for each In- Service Provider (i) who began receiving Scribing services from Scribe Service Provider prior to the Effective Date of this SOW No. 2, and (ii) is serviced by a Scribe listed on Appendix E, as established on May 31, 2020 (“Current Provider”), Augmedix will pay Scribe Service Provider an hourly rate of US$[*] per Scribe Contracted Hour of each Provider during the prior calendar month (which shall be prorated for partial months of service).

2.	New or Transitioned Providers. Each calendar month during the term, for each In-Service Provider who begins receiving Scribing services, or is transitioned to Scribe(s) not listed on Appendix E, on or after the Effective Date of this SOW No. 2 (“New Provider”), Augmedix will pay Scribe Service Provider an hourly rate of US$[*] per Scribe Contracted Hour of each Provider during the prior calendar month (which shall be prorated for partial months of service). For clarity, a New Provider is considered “In-Service” as of the first day a Scribe begins producing one or more Charts for all or part of a Provider’s scheduled shift.

3.	For the avoidance of doubt, in the event a Current Provider is serviced by more than one Scribe listed on Appendix E, such Current Provider shall not transition to “New Provider” hourly rates until the Provider’s primary Scribe (as listed on Appendix E) no longer provides Scribing services to such Provider.

Scribe Service Provider SOW No. 2	Page 6 of 20

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4.	In the event Augmedix issues a PO for Scribing services in excess of the number of Providers assigned to Scribe Service Provider for the applicable month, and provided that (i) Scribe Service Provider has delivered enough Scribes to service the cumulative number of Providers included in the Purchase Orders, and (ii) a sufficient number of DR Certified Scribe(s) are available to service a Provider at least two (2) weeks prior to such Provider’s Go-Live Date, Augmedix will, beginning on the 1st of the month in which Augmedix committed to purchase such Scribing services, and continuing thereafter until the earlier of assignment of a Provider or expiration of three (3) months, pay Scribe Service Provider for such excess Scribing services at a monthly rate equivalent to a New Provider contracted at one-hundred and thirty (130) Scribe Contracted Hours.

b.	Augmedix must pre-approve (i) all staffing by Scribe Service Provider of more than one Scribe working simultaneously on an Authorized User, for all or part of such Provider’s clinical shifts (“Increased Staffing”), and (ii) the number of Increased Staffing hours necessary to service such Provider. Augmedix will pay US$[*] for each agreed Increased Staffing hour per Current Provider and US$[*] for each agreed Increased Staffing Hour per New Provider.

c.	The compensation described in this Section is subject to the exceptions described elsewhere in this SOW No. 2 and offset based on the credits described in the Scribe Training and Performance SLA and Augmedix Technology SLA attached hereto as Appendix B, and Appendix C, respectively.

d.	Replacement of Scribes. To the extent applicable, in the event a Scribe resigns or is terminated by Scribe Partner within one (1) year of passing the Doctor-Ready Assessment (each, a “Departed Scribe”), all amounts paid as part of a training bonus for such Departed Scribe, if any, shall be refunded to Augmedix and applied as a credit against the monthly invoiced amount, unless such Scribe resigns as a direct result of Augmedix’s breach of its obligations herein, in which case no refund shall apply. For the avoidance of doubt, in the event a Scribe is promoted to a new position, unless the parties mutually agree that such Scribe will continue to service Augmedix in the new position, Augmedix reserves the right to consider such individual a Departed Scribe, and any amounts paid as a training bonus for such Departed Scribe, if any, shall be refunded to Augmedix and applied as a credit against the monthly invoice.

e.	Performance Specialists. Each calendar month during the Term, Augmedix will pay Scribe Service Provider a flat fee of US$[*] per month (prorated for partial months) for each full-time Performance Specialist who provides training and feedback to Scribes during the prior calendar month, provided that the PS is requested in a PO and approved by Augmedix. For the avoidance of doubt, to the extent an approved PS works as both a Scribe and PS during a particular month, PS compensation shall be prorated for the time period during which such individual serves as a PS.

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V.	Change Management Process

Any changes to the procedures and production related processes in this SOW No. 2 (each a “Change”) shall follow the process described in this Section (the “Change Management Process”): A Change must be proposed in writing by one party to the other party at least two (2) weeks in advance of the date the proposing party desires for such Change to take effect. The parties will confer on such proposed Change until the parties reach mutual agreement in writing as to the nature and effective date of such Change, provided that Augmedix shall have the sole discretion to accept or reject a proposed Change if the parties cannot reach mutual agreement on the nature and timing of such Change within two (2) weeks of the Change first being proposed. For the avoidance of doubt, if Augmedix proposes a Change using the above process and Scribe Service Provider does not respond to such Change within two (2) weeks, then the Change is deemed accepted by Scribe Service Provider.

This SOW No. 2 is hereby executed by the authorized representatives of Scribe Service Provider and Augmedix as of the Effective Date, notwithstanding the actual dates of the parties’ signatures hereon:

	IDS Infotech Limited		Augmedix, Inc.

By	/s/ Partap K Aggarwal	By	/s/ Sandra Breber
Name	Partap K Aggarwal	Name	Sandra Breber
Title	MD	Title	COO
Date	06/11/2020	Date	06/11/2020

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Appendix A

Defined Terms for SOW No. 2

“Account” means an Augmedix customer that has contracted with Augmedix to create Charts, and such customer may be a Provider, in the case of independent doctors, or a small clinic or a large health system.

“Augmedix Grading Rubric” means the criteria used by Augmedix for grading and scoring of Notes and Charts in connection with the Doctor-Approval Audit and steady-state Scribing.

“Chart(s)” means a complete draft Note of a patient encounter uploaded onto a Provider’s EHR.

“Doctor-Approval Audit” or “DA Audit” means the audit that Augmedix uses to assess a Scribe’s ability to draft a 100% of his or her assigned Provider’s Charts meeting Augmedix’s quality standards for each scheduled shift.

“Doctor-Ready Assessment” or “DR Assessment” means the assessment criteria that Augmedix uses to assess the Trainee’s readiness for transition to specialty training, if applicable, or assignment on a Provider, and thereby, become a DR Certified Scribe.

“EHR” means an electronic health record system, a.k.a. the EMR or Electronic Medical Record.

“Go-Live Date” means the first day on which Scribe Service Provider produces one or more Charts for an assigned Provider.

“In-Service Provider” means a Provider for whom a Scribe has begun drafting one or more Charts meeting Augmedix quality standards for all or part of his or her scheduled shift.

“Notes” means notes of patient encounters completed in a document other than a Provider’s EHR.

“Purchase Order” or “PO” means a purchase order issued by Augmedix to service a specific number of Providers.

“DR Certified Scribe” means a Trainee who has passed the Doctor-Ready Assessment and has been approved by Augmedix for transition to specialty training, if applicable, or direct assignment to a Provider.

“Provider” means a doctor, a nurse practitioner or a physician’s assistant that works either directly or indirectly for an Account.

“Scribe” means an unlicensed individual hired to enter information into the EHR at the direction of a Provider.

“Scribe Contracted Hour” means an hour of Scribe services contracted by a Provider and charged by Augmedix pursuant to an Account agreement. For the avoidance of doubt, in the event an Augmedix contract with an Account is defined in contracted doctor hours (i.e., a Provider’s scheduled clinic hours), Augmedix will convert such contracted doctor hours into Scribe Contracted Hours.

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“Trainee” means an individual recruited by the Scribe Service Provider who is going through the Augmedix Scribe training program.

“Performance Specialist” or “PS” means an individual that Augmedix has approved to provide grades and feedback on Notes and Charts to Scribes.

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Appendix B

Augmedix Training and Performance SLA

I. Training

Augmedix Scribe Training – Scribe Service Provider shall upload to an Augmedix-specified location all the Notes that the Trainee has completed each day and the Scribe Service Provider must accurately document the number of Notes completed by the Trainee. Augmedix or Scribe Service Provider will grade the Notes as specified in the Augmedix Scribe training program until Scribe Service Provider has trained its training program trainer to perform such task.

Implementation and Transition – Augmedix or Scribe Service Provider will provide grades and feedback for all Scribes in implementations and transitions as stated in the respective implementation or transition training plan.

Final Doctor Ready Test – Augmedix or Scribe Service Provider will [*] using the Augmedix Grading Rubric and the score of the Notes will determine the result of the Trainee being audited.

Doctor Approval Audit – Augmedix or Scribe Service Provider will [*] using the Augmedix Grading Rubric and the average score of those Charts will determine the result of the DR Certified Scribe being audited. The Scribe must [*] on all Charts graded during the audit to pass the DA Audit.

II. Performance

Forecasting – Scribe Service Provider will make best endeavors to ensure that the recruiting projections provided to Augmedix pursuant to Section III.1.c of the SOW No. 2 are complete and accurate. [*] after issuance of its first Purchase Order, and every [*] thereafter, Augmedix will review and audit Scribe Service Providers’ projections of its ability to deliver the number of Scribes specified in the applicable Purchase Orders.

Service Availability – Scribe Service Provider must ensure that Scribes adhere to Providers’ Shift Schedules [*] of the time. For each failure to provide the Scribing Services according to Provider Shift Schedules, Scribe Service Provider will provide a credit against its monthly invoice to Augmedix for a given month as follows:

1)	US$[*] (at Augmedix’s sole discretion) for each calendar day in any given month that a Scribe or an Augmedix-approved equivalent misses one or more Charts for a Provider due to issues within the control of Scribe Service Provider (e.g., Scribe being absent or tardy, technical issues at the Scribe Service Provider site, etc.).

2)	US$[*] for each time a Provider makes a complaint regarding the unavailability of a Scribe or an Augmedix-approved equivalent due to issues within the control of a Scribe Service Provider (e.g., failure of Scribe to be on-line at least fifteen (15) minutes prior to a Provider’s shift).

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Quality Standards – If a Scribe requires more than one performance improvement plan per year due to a Provider complaint, then Augmedix may either remove (i) the Scribe from the Provider or Account, or (ii) the entire Account from the Scribe Service Provider.

III.	Termination of Access

Scribe Service Provider shall notify Augmedix immediately, but in no event later than twenty-four (24) hours, after a Scribe Service Provider employee, who has access to customer PHI, is terminated.

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Appendix C

SCRIBE SERVICE PROVIDER TECHNOLOGY SLA

Updated April 2019

1.	Goals and Objectives

The purpose of this agreement is to ensure that the proper expectations, requirements and commitments are in place for scribe vendors to provide consistent and reliable technology infrastructure delivery and support for Augmedix’s enterprise-class business. The commitment to reliability is essential because Provider-Scribe downtime negatively, and often severely, impact Augmedix’s business. The key objectives of this agreement are to provide a clear reference to service ownership, support, roles and/or responsibilities, and present a measurable description of the service provisioning, expectations for service reporting and articulate incentives and penalties for service-level guarantees.

2.	Periodic Review and Updates

Augmedix owns this document and is responsible for facilitating regular reviews. The contents of this document may be amended as required, provided mutual agreement is obtained from the primary stakeholders and communicated to all affected parties. The document owner will incorporate all subsequent revisions and obtain mutual agreements/approvals as required. This agreement will be made accessible to all stakeholders as required. The recommended review period is quarterly but changes to this document will necessitate an immediate review and approval.

3.	In-Scope Services

This agreement covers all infrastructure services provided by the Scribe Vendor and leveraged by the scribe operations including network, access, systems, hardware, software/applications, security, user management etc. This includes the Internet Service Providers (ISP) and third-party vendors that the Scribe Vendor relies upon for delivery and support of the scribe operations.

4.	Service Level Guarantees

●	[*]% service uptime (during scribing operational hours, i.e., from the time when the first scribe logs in to the time the last scribe logs out)
●	Service uptime will be reviewed on a monthly basis.
●	The requirements and benchmarks set forth herein are subject to change under the Change Management Process outlined in SectionV of the SOW.

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5.	Service Expectations and Requirements

It is expected that the Scribe Vendor will take a proactive approach to supporting Augmedix and will provide the highest level of customer service and technical support. Both robust service and technology go hand-in-hand and are fundamental requirements for the Augmedix service.

5.1 Proactive Notifications

Augmedix expects to be notified proactively, per the priority definitions, in the event of any network and/or system issues that impact Scribe operations including planned downtime (maintenance).

5.2 Technical Expertise

Augmedix expects Scribe Vendor’s technical/IT team to have superior technical expertise in network and system configuration, design, maintenance and troubleshooting as well as application installation, maintenance, and upgrades. Competency in both hardware and software is required.

5.3 Training

It is the responsibility of Scribe Vendor to train its technical/IT staff on the tools, technologies and processes required for the support of the Augmedix service and scribe operations.

5.4 Documentation

All infrastructure and system specifications, configurations and processes must be documented and made available to Augmedix. These documents must be reviewed with Augmedix once a quarter.

5.5 Service Testing and Validation

In the event Augmedix needs support to validate a new service/application, Scribe Vendor must make resources available to validate and share the results within the shared/expected timeline.

5.6 Monitoring Workstation Availability

Workstation monitoring must be conducted on a 24/7 basis. A notification must be triggered in the case of unavailability of the system. In such case, the system must be restored within 24 hours.

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6.	Service Change Management

Any planned changes to the state of Augmedix’s production scribe services, including hardware, software, networks and facilities must go through a process of change impact analysis, review and approval prior to implementation. Each change must follow the Change Management Process outlined in Section V of the SOW.

Any failure on the part of Scribe Vendor to follow the Change Management Process will be considered a “Breach of Process” for which Scribe Vendor must provide proper justification. Augmedix may audit any changes to verify the requests.

7.	Service Escalation Management

All critical and high-priority incidents (defined below) resulting in the loss of service must immediately trigger the creation of a war-room by the Scribe Vendor and the involvement of the Scribe Vendor and Augmedix technical teams to facilitate the discussion of outstanding issues and satisfactory resolution and closure of the ticket(s):

●	Interruption making a critical functionality inaccessible or a complete network interruption causing a severe impact on services availability.
●	Critical functionality or network access interrupted, degraded or unusable, having a severe impact on services availability.

In order to facilitate the management of escalated incidents, the Scribe Vendor must provide to Augmedix a tiered Escalation Matrix that must include the name of the individual, phone number, email, and conditions under which an incident will be escalated up the management chain.

8.	Service Security

Scribe Vendor is expected to make sure that critical network infrastructure, systems, applications and scribe operations have all the necessary security controls in place for a safe and secure operating environment. Adherence to the compliance, security and privacy requirements set forth in the Operational Requirements for Scribe Vendors (“ORSV”) document is mandatory.

8.1 ORSV Audits

Augmedix or its designee shall have the right to audit, monitor, and verify Scribe Vendor’s compliance with the ORSV. Augmedix may perform two such audits per twelve (12) month period; provided, however, Augmedix may perform additional audits in response to specific security or privacy incidents or identified gaps in compliance with the ORSV. Except for the initial audit of Scribe Vendor against the ORSV requirements, Scribe Vendor shall bear all costs associated with any audits conducted under this Section 8.

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Should Augmedix determine in its sole discretion, that Scribe Vendor has failed to adhere to the requirements of the ORSV, Scribe Vendor must successfully remediate any compliance deficiencies to the satisfaction of Augmedix within (10) business days of written notice of such deficiencies. If Scribe Vendor fails to remediate deficiencies within the time period prescribed above, or the deficiency is a repeat violation of the same ORSV requirement, Scribe Vendor shall provide Augmedix a credit against Scribe Vendor’s monthly invoice for that month in the amount of up to US$[*] (at Augmedix’s sole discretion) for each day that the deficiencies remain unresolved and/or repeat violations. Further, Augmedix, in its sole discretion, reserves the right to remove Scribe Vendor from its existing Accounts, or withhold the assignment of new Accounts to Scribe Partner until all deficiencies are resolved to the satisfaction of Augmedix.

9.	Service Support Availability

Technical support coverage must align with the Provider schedules that the Scribe Vendor is servicing. Such schedules will be documented in a Single Source of Truth (example: Humanity) for production service availability. In addition, Augmedix may require the availability of the technical/IT support staff during maintenance and/or test windows. Such requests will be made at least 2 business days in advance.

10.	Service Maintenance and Outages

All service maintenance must be performed during scheduled maintenance windows. These activities will render systems and/or applications unavailable for scribe operations at the agreed-upon locations and for the defined time windows. The change management process applies to un-planning service outages as well. In addition, each service disruption/outage must be followed by a Root Cause Analysis/Post-Mortem Report within 24-48 hours of resolution of the outage.

In the event of an outage, Scribe Vendor must notify Augmedix within [*] of such occurrence. Thereafter, Scribe Vendor must provide an intermediate progress update to Augmedix every [*] until the issue is resolved.

11.	Service Reporting

Augmedix expects the scribe vendor to present the following reports:

1.	Service uptime (and downtime) – Monthly
2.	Service outages – Monthly
3.	Root Cause Analysis (RCA)/Post- Mortem Report – within 48 hours

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12.	Service Exceptions

Any deviations from agreed upon policies and processes must be brought up in advance for review and approval in accordance with the defined Change Management Process.

13.	Service Incentives/Penalties

Should Scribe Vendor fail to meet the requirements and benchmarks set forth in this Technology SLA and the Scribe Operation Technology Requirements, Augmedix in its sole discretion reserves the right to remove Scribe Vendor from its existing Accounts or withhold the assignment of new Accounts to Scribe Vendor (even if Augmedix has purchased Scribing Services for a designated number of Providers in the applicable Purchase Orders) until all deficiencies are resolved to the satisfaction of Augmedix.

14.	Priority Level Definitions

To create clear expectations, Augmedix defines priority levels based on the criticality of its function. The priority levels, including resolution, response and update interval timelines are set forth in the table below:

Priority	Name	Description	Resolution	First Response Time	Intermediate Update Interval
P1	Critical	Interruption making a critical functionality inaccessible or a complete network interruption causing a severe impact on services availability.	1 hour or less	5 mins or less	15 mins
P2	High	Critical functionality or network access interrupted, degraded or unusable, having a severe impact on services availability.	2 hours	15 mins or less	30 mins
P3	Medium	Non critical function or procedure, unusable or hard to use, having an operational impact but with no direct impact on services availability.	8 hours	30 mins or less	4 hours

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P4	Low	Application or personal procedure unusable, where a workaround is available, or a repair is possible.	24 hours	1 hour or less	N/A
P5	Request	General service request	48 hours	4 hours or less	N/A

Scribe Vendor shall make every attempt to meet the restoration targets listed above. Incidents shall be deemed “restored” when Augmedix reasonably determines that Scribe Vendor has provided a suitable resolution, solution, or work-around for the incident. Suitable shall mean that the resolution, solution or work-around does not materially impact Augmedix ability to provide its Services.

15.	References

Augmedix Operational Requirements for Scribe Vendors (ORSV)

Scribe Operations Technology Requirements

Technology Best Practices & Recommendations for Scribe Operations

Change Management Process for Augmedix Operations

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Appendix D

[Executed Medicare Advantage Addendum to be inserted]

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MEDICARE ADVANTAGE ADDENDUM

This Medicare Advantage Addendum, effective as of January, 9 2017 (the “Effective Date”) is by and between Augmedix Inc. (“De legate”) and the undersigned (“Downstream Entity”), and amends the existing agreement, by whatever title so designated, whereby Downstream Entity agrees to arrange for or perform certain delegated administrative, management or other services for Delegate (the “Agreement”). Delegate and Downstream Entity are each a “Party” and collectively “the Parties.”

WHEREAS, Delegate contracts with various health care providers (“Providers”) to furnish certain administrative services, including assistance in preparing electronic medical records for patients receiving health care services to patients, such as Medicare Subscribers (as defined below) enrolled in Medicare Plans (defined below);

WHEREAS, Delegate has agreed to abide by certain Medicare Program requirements in its agreement with Providers with respect to services provided to Medicare Subscribers enrolled in Medicare Plans, and to require subcontractors to do the same;

WHEREAS, the Parties entered into the Agreement under which Downstream Entity performs certain administrative activities for Delegate, including with respect to Medicare Subscribers enrolled in Medicare Plans; and

WHEREAS, the Parties agree to supplement the Agreement to include certain Medicare Program requirements that shall be applicable to Downstream Entity and its subcontractors that perform administrative services with respect to Medicare Subscribers and/or Medicare Plans;

NOW THEREFORE, in consideration of the terms and conditions set forth in the Agreement and this Medicare Advantage Addendum, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, this Addendum is made a part of the Agreement. The Parties agree as follows:

1)	DEFINITIONS

All capitalized terms shall have the meaning defined in this Addendum.

a)	Applicable Laws means all applicable federal laws, regulations and/or CMS program instructions and guidance and CMS Contract provisions that apply to the MA Program and/or the Part D Program, as in existence as of the execution of this Medicare Advantage Addendum or as subsequently amended or established.
b)	CMS means Centers for Medicare & Medicaid Services, an agency within the United States Department of Health and Human Services.
c)	CMS Contract means a contract between CMS and a Medicare Plan Entity pursuant to which the Medicare Plan Entity sponsors one or more MA Plans or Part D Plans.

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d)	Covered Services means those health care services that are covered under a Medicare Plan.
e)	Downstream Entity means the Party that agrees to provide services to Delegate consistent with the terms of this Medicare Advantage Addendum.
f)	First Tier Entity has the same definition that appears in 42 C.F.R. §§ 422.2 and 423.4, which, at the time of execution of this Medicare Advantage Addendum, means any person or entity that enters into a written arrangement with Medicare Plan Entity to provide administrative and/or health care services, including Covered Services to Medicare Subscribers. For purposes of this Medicare Advantage Addendum, each Provider is a First Tier Entity.
g)	Medicare Advantage Plan or MA Plan means a health benefit plan sponsored by a Medicare Advantage Organization, pursuant to the Medicare Advantage Program.
h)	Medicare Advantage Program or MA Program means the Medicare managed care program established and maintained under Part C of Title XVIII of the Social Security Act.
i)	Medicare Plan means an MA Plan or a Part D Plan sponsored by a Medicare Advantage Organization (as defined by MA Program regulation at 42 C.F.R. § 422.2) or a Part D Sponsor (as defined in Part D Program regulation at 42 C.F.R. § 423.4) pursuant to a CMS Contract.
j)	Medicare Plan Entity means, as relevant in context, a Medicare Advantage Organization or a Part D Sponsor that has contracted with Provider(s) to furnish Covered Services to Medicare Subscribers under Medicare Plan(s).
k)	Medicare Prescription Drug Benefit Plan or Part D Plan means a Medicare prescription drug benefit plan sponsored by a Part D Plan Sponsor, as the term is defined in Applicable Law, pursuant to the Medicare Prescription Drug Benefit Program.
l)	Medicare Prescription Drug Benefit Program or Part D Program means the Medicare prescription drug benefit program established and maintained under Part D of Title XVIII of the Social Security Act.
m)	Medicare Subscribers means members who are enrolled in a Medicare Plan Entity’s MA Plan or Part D Plan.
n)	Other Downstream Entity means any entity that enters into a written arrangement descending from and subordinate to the Agreement with Downstream Entity, which is entered into regarding the provision of Subcontracted Activities.

References in this Medicare Advantage Addendum to the Agreement shall mean the Agreement and all applicable exhibits, attachments and addenda, including, without limitation, any statement of work, as the context so requires.

1)	AUGMEDIX RESPONSIBILITIES

a)	Downstream Entity Activities. Downstream Entity agrees that, with respect to Downstream Entity’s performance of the functions, duties, obligations and responsibilities performed by Downstream Entity under the Agreement with respect to Medicare Plans or Medicare Subscribers (each a “Subcontracted Activity”):

i)	Delegate shall, and any applicable Medicare Plan Entity may, conduct on-going monitoring of Downstream Entity’s performance of the Subcontracted Activit(ies) to assess compliance with Applicable Laws and the Agreement; and

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ii)	Downstream Entity’s performance of the Subcontracted Activities shall be consistent and comply with Applicable Laws, the Agreement, and applicable CMS Contract requirements.

Downstream Entity understands and agrees that under this Medicare Advantage Addendum, Medicare Plan Entities are likewise authorized to engage in such monitoring and evaluation of Subcontracted Activities.

b)	Revocation of Subcontracted Activities. Downstream Entity agrees that, with respect to the Subcontracted Activities, Delegate may, upon request by CMS or any applicable Medicare Plan Entity (with respect to its Medicare Subscribers), immediately suspend or revoke performance of a Subcontracted Activity by Downstream Entity or Other Downstream Entity, or take such other remedial action as is authorized under the Agreement, where CMS or the relevant Medicare Plan Entity reasonably determines that Downstream Entity or Other Downstream Entity is not performing such Subcontracted Activity satisfactorily in accordance with the terms of the Agreement. Delegate shall not be responsible to pay Downstream Entity for Subcontracted Activities not performed due to such suspension or revocation. Delegate’s rights set forth in this provision shall be in addition to any other rights and remedies afforded Delegate under the Agreement for inadequate performance.

c)	Oversight. Downstream Entity agrees that Delegate shall, and any applicable Medicare Plan Entity may, oversee those functions and responsibilities required of Downstream Entity pursuant to Applicable Laws and the Agreement. Delegate shall provide ongoing monitoring and oversight of all aspects of Downstream Entity’s performance of Subcontracted Activities provided in connection with Medicare Subscribers under the Agreement.

d)	Data Reporting. Downstream Entity acknowledges that Provider, on behalf of applicable Medicare Plan Entities, collects, analyzes and integrates data relating to the provision of Covered Services to Medicare Subscribers in order for such Medicare Plan Entities to meet their obligations under Applicable Laws, including without limitation 42 C.F.R. §§ 422.310, 422.516, 423.329, and 423.514, the CMS Contract(s) and Medicare Plan policies, procedures, and programs. As applicable to the Subcontracted Activities, and pursuant to the terms of Provider agreements with Medicare Plan Entities, Downstream Entity shall, upon request from Delegate, and/or Medicare Plan Entities, provide to Delegate and/or Medicare Plan Entities any data or data reporting related to the provision of the Subcontracted Activities requested by Delegate and/or Medicare Plan Entities.

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e)	Record Keeping. Downstream Entity shall maintain pertinent contracts, books, files and other documentation involving transactions related to the Agreement and Downstream Entity’s performance of Subcontracted Activities under the Agreement (collectively, “Records”). At minimum, such Records shall be sufficient to enable Delegate and Medicare Plan Entities (i) to evaluate Downstream Entity’s performance, including the accuracy of data submitted to Delegate and/or Provider, and (ii) enforce Delegate and Medicare Plan Entity’s rights under the Agreement and in accordance with Applicable Laws.

f)	Access for Auditing and Monitoring. Downstream Entity shall provide the U.S. Department of Health and Human Services (“HHS”), the Comptroller General of the United States (“Comptroller General”), Delegate, and relevant Medicare Plan Entities and/or their authorized designees with direct access to all Records, computers and other electronic systems, to inspect, evaluate, collect and audit Downstream Entity’s performance under the Agreement with respect to Subcontracted Activities, transactions related to the CMS Contract(s), or as HHS, the Comptroller General or their designees deem necessary in connection with the relevant CMS Contracts, including information pertaining to services performed, or determinations of amounts payable. Such access shall be provided in the format and within such time frames as reasonably required by Delegate, or as otherwise specified by Applicable Laws. Downstream Entity shall provide Medicare Plan Entity or Delegate with copies of any and all Records inspected, copied, evaluated and/or audited by HHS, the Comptroller General and/or their authorized designees. Downstream Entity shall notify Delegate immediately by telephone, to be followed with written notice within three (3) business days, of any request from HHS, the Comptroller General and/or or their authorized designees to inspect Downstream Entity’s or Other Downstream Entity’s premises, physical facilities, systems, or equipment or to confer with Downstream Entity’s or other Downstream Entity’s personnel, and Downstream Entity shall permit Medicare Plan Entity and Delegate to participate in any such inspection or conference, unless prohibited by law or the governmental entit(ies) requesting access. This Section of this Medicare Advantage Addendum shall remain in effect for the longer of (i) ten (10) years following the termination of this Medicare Advantage Addendum, regardless of the reason for termination; (ii) completion of any audit relating to services provided under this Medicare Advantage Addendum; or (iii) such other timeframe as provided or required by Applicable Laws.

g)	Privacy, Security and Confidentiality. Downstream Entity shall comply with all Applicable Laws regarding health care privacy and security, including without limitation the confidentiality and security provisions stated in the HIPAA regulations and the regulations at 42 CFR 422.118, for any Medicare Subscriber medical records or other health and enrollment information Downstream Entity maintains or has access to with respect to Medicare Subscribers. Downstream Entity shall comply with the confidentiality and enrollee record accuracy requirements of the MA Program, including (1) abiding by all Federal and State laws regarding confidentiality and disclosure of medical records, or other health and enrollment in formation, (2) ensuring that medical information is released only in accordance with applicable Federal and State law, or pursuant to court orders or subpoenas, (3) maintaining the records and information in an accurate and timely manner, and (4) ensuring timely access by enrollees to the records and information that pertain to them.

4

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h)	Subcontracting. The Parties acknowledge that Downstream Entity and each of its vendors involved in the provision of a Subcontracted Activity under this Medicare Advantage Addendum are considered “Downstream Entities” under the Medicare Advantage Program and that all Downstream Entity contracts must include those provisions that are required by Applicable Law to be included in Downstream Entity contracts. Downstream Entity agrees that it will not, directly or indirectly, contract with any person or entity to furnish Subcontracted Activities unless such other person or entity is specifically obligated, through a written agreement executed between such person or entity and Downstream Entity (or such person or entity and a Other Downstream Entity), to comply with all of the provisions contained in this Addendum. Downstream Entity shall include the terms in this Addendum or their equivalent, in its contract or other contractually binding document with each Other Downstream Entity performing Subcontracted Functions, or incorporate such terms by reference. Downstream Entity agrees to promptly provide Delegate with a copy of any such written agreement, upon request. Downstream Entity will provide Delegate and Plan with any information reasonably necessary to evaluate a proposed subcontracting arrangement and for Plan Entities to do the same.

Without limiting the foregoing, Downstream Entity agrees that it will not contract with any Other Downstream Entity to perform any Subcontracted Activity unless (i) the Other Downstream Entity’s delegated activities and responsibilities and reporting obligations are described in a written agreement between Downstream Entity and the Other Downstream Entity; (ii) such written arrangement obligates the Other Downstream Entity to comply with relevant provisions contained in the CMS Contract relating to the provision of such delegated services; and (iii) such written arrangement specifically permits an applicable Medicare Plan Entity or CMS to request that Downstream Entity suspend or revoke the Other Downstream Entity’s performance of delegated services with respect to relevant Medicare Subscribers, or take such other remedial action as provided by written agreement with the Other Downstream Entity, if the Other Downstream Entity does not perform the delegated services satisfactorily under the terms of its agreement with Downstream Entity, as determined by Delegate, CMS or the Medicare Plan Entity.

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i)	Training Program. Downstream Entity shall, for all officers, directors, employees, and Other Downstream Entities who have involvement in administration or delivery of Subcontracted Activities, require participation upon hire or within ninety (90) days of the Effective Date of this Medicare Advantage Addendum if such individual has not already engaged in such training within the last year and annually thereafter in compliance and anti-fraud training and education that is issued by CMS with respect to compliance and anti-fraud and abuse initiatives, unless exempt from such training under relevant CMS regulations including by not limited to when Downstream Entity, Other Downstream Entity and any related individuals or entities have met the fraud, waste. and abuse certification requirements through enrollment into the Medicare program. Upon Delegate’s request, Downstream Entity shall certify to compliance with applicable compliance and anti-fraud training and education requirements. Delegate shall accept the certificate of completion of the CMS training as satisfaction of this requirement with respect to individuals required to receive training.

j)	Off-Shore Operations. Downstream Entity shall not itself or through another person or entity undertake any functions, activities or services in connection with the Agreement that involves transmission or storage of Medicare Subscriber data outside of the United States of America or a territory without the prior written consent of Delegate. All off-shore operations conducted in connection with the Agreement with respect to Medicare Subscribers shall comply with Applicable Laws and the requirements of the Agreement. Downstream Entity shall cooperate with Delegate by providing Delegate with any information necessary in order to permit Medicare Plan Entities to submit any required attestations to CMS regarding such off-shore operations, with adequate basis for the same.

k)	Hold Harmless. To the extent applicable in connection with the Agreement and this Medicare Advantage Addendum, Downstream Entity shall not hold liable any Medicare Subscriber for the payment of any fees that are the legal obligation of Delegate, Provider, Medicare Plan Entity or other intermediary. Downstream Entity agrees to accept Delegate’s payment for Subcontracted Activities as payment in full and not to bill Member or CM, and agrees to hold harmless Member and CMS, in the event that Plan cannot or will not pay for services performed by Delegate pursuant to this Addendum.

l)	Credentialing. To the extent applicable in connection with the Agreement and this Medicare Advantage Addendum, the credentials of licensed medical professionals affiliated with either Party providing Covered Services to Medicare Subscribers either may be reviewed by an applicable Medicare Plan Entity or the credentialing process will be reviewed and approved by an applicable Medicare Plan Entity and such Medicare Plan Entity may audit the credentialing process on an ongoing basis.

m)	Certification; Federal Funds. As applicable, Downstream Entity shall certify that any information submitted to Delegate or Medicare Plan Entity in connection with a Medicare Plan is complete, truthful, and accurate based on best knowledge, information and belief. Downstream Entity acknowledges that payments received under this Addendum, if any, are, in whole or in part, from Federal funds and that claims data submitted by Downstream Entity will be used for the purposes of obtaining Federal reimbursement.

6

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n)	Marketing. Downstream Entity is not authorized or permitted to engage in marketing on behalf of Medicare Plan Entities with respect to the MA Plan(s) under this Medicare Advantage Addendum.

o)	Corrective Action. Downstream Entity shall undertake, and require its Other Downstream Entities to undertake, any corrective action concerning its Subcontracted Activities as reasonably requested by Delegate or Medicare Entity Plan in order for the Medicare entity Plan to comply with Applicable Laws, a CMS request or to remedy an identified compliance deficiency.

p)	Reporting and Disclosure; Submission of Encounter and Other Data. Downstream Entity shall cooperate and assist with Medicare Plan Entity’s requests for information and promptly submit such other information and data held by it as may be reasonably requested by the Medicare Plan Entity for: MA Program administration; Medicare Plan Entity’s compliance with its reporting requirements; Medicare Plan Entity’s utilization review/quality improvement or grievance programs; or Medicare Plan Entity’s response to requests or requirements for information and/or surveys by HHS, CMS, the Comptroller General or their designees. Such information shall be submitted by Downstream Entity in compliance with Applicable Laws.

q)	Program Integrity. Downstream Entity shall cooperate fully with any governmental investigations of actual or suspected fraud, waste or abuse concerning MA Plans and/or MA Plan Members.

r)	Exclusion Screening and Related Requirements. Downstream Entity represents and warrants (1) that it is not itself excluded, and (2) does not (and shall not) employ or procure the services of any individual or entity that is excluded under the U.S. Department of Health and Human Services Office of Inspector General’s List of Excluded Individuals/Entities, the General Services Administration (“GSA”) exclusion list (the “GSA List”) or is otherwise excluded from participation in any Federal health care program (as such term is defined in 42 U.S.C. § 1320a-7b(f)), or debarred, suspended, proposed for debarment, declared ineligible, or voluntarily excluded by any Federal department or agency (an “Excluded Individual”). Downstream Entity shall, upon request, periodically attest to the same. Upon learning that the name of any employee, contractor, agent, board of directors member or major stockholder of Downstream Entity or any Other Downstream Entity appears on the OIG, GSA or other exclusion lists (together, “Exclusion Lists”), Downstream Entity shall (a) promptly notify Delegate of such occurrence, and (b) take immediate steps to remove such person from direct or indirect responsibility for, or involvement in, services provided to pursuant to this Medicare Advantage Addendum. For purposes of this Medicare Advantage Addendum, a “major stockholder” shall mean an individual or entity that has a direct or indirect ownership or control interest of five percent or more in an entity. Downstream Entity shall review the relevant Exclusion lists (and cause Other Downstream Entities to review such Exclusion Lists) prior to contracting, and on a monthly basis thereafter, to ensure that neither it, nor any Other Downstream Entity, or their respective employees, contract or, agent, board of directors member or major stockholders, is an Excluded Individual. Downstream Entity agrees that it is bound by the terms of 2 C.F.R. 376, relating to non-procurement, debarment and suspension and shall require that Other Downstream Entities agree to the same.

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2)	TERM AND TERM INATION

a)	Termination Upon CMS Request. The Parties agree that this Medicare Advantage Addendum shall terminate immediately upon the written request of CMS. Termination of this Medicare Advantage Addendum pursuant to this section shall have no effect on the Agreement or the effectiveness of other exhibits or addenda to the Agreement.

b)	Termination Upon Termination of the Agreement. The Parties agree that this Medicare Advantage Addendum is conditioned upon the effectiveness of the Agreement and shall terminate automatically upon the termination of the Agreement, regardless of the reason for termination, and under the same terms and conditions specified in the Agreement.

3)	GENERAL PROVISIONS

a)	Conflict. This Medicare Advantage Addendum supplements the Agreement with respect to the provision of Subcontracted Activities involving Medicare Subscribers or Medicare Plans. To the extent any provision of this Medicare Advantage Addendum conflicts with any provision of the Agreement, the Medicare Advantage Addendum provision shall control with respect to Downstream Entity’s obligations or duty under this Medicare Advantage Addendum. This Addendum shall be governed by and construed in accordance with all Applicable Law. In the event of any conflict between the terms of this Addendum and Applicable Law, the Applicable Law shall control.

b)	Entire Addendum. The Parties acknowledge and agree that this Medicare Advantage Addendum shall supersede any previous Addendum to the Agreement regarding the subject matter herein. Any provision required by Applicable Law to be included herein shall be deemed to be a part of this Medicare Addendum, even if not expressly stated.

c)	Amendment Due to Change in Law or Medicare Plan Contractual Requirement. Any change to any provision(s) of this Addendum that is required by Applicable Law or CMS Contract shall be deemed to be part of this Addendum effective immediately without further action required to be taken by either party to amend this Addendum.

[Signatures on Next Page]

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IN WITNESS WHEREOF, the Parties have caused this Medicare Advantage Addendum to be executed and delivered as of the effective date listed above by their respective duly authorized representatives.

Augmedix, Inc.		_____________[Insert name]

By:	/s/ Ian Shakil	By:	/s/ Partap K Aggarwal
Name:	Ian Shakil	Name:	Partap K Aggarwal
Title:	CEO	Title:	MD
Date:	5/29/2017	Date:

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Appendix E

[Insert list of Current Scribes – to be established as of May 31, 2020]

Scribe Service Provider SOW No. 2	Page 20 of 20

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FIRST AMENDMENT TO MASTER SERVICES AGREEMENT

This First Amendment to the Master Services Agreement (the “Amendment”), effective as of the date of the last signature set forth below, amends the Master Services Agreement (“Agreement”) by and between Augmedix, Inc. (“Augmedix”) and IDS Infotech Limited (“Scribe Service Provider”), dated October 1, 2019. All capitalized terms used in this Amendment and not defined herein shall have the same meaning assigned to such terms in the Agreement. To the extent there is a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment shall control. All other terms of the Agreement shall remain in full force and effect.

Whereas, Scribe Service Provider and Augmedix desire to promote the social distancing of personnel in light of the COVID-19 pandemic, and therefore, wish to amend the Agreement to allow telecommute/work from home arrangements for Scribes and other personnel on a temporary basis, and to reflect additional understandings between the Parties.

Now, therefore, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:

1. Telecommute/Work From Home. Notwithstanding anything to the contrary in the Agreement, all Scribe Service Provider personnel, including Scribes, will be permitted to telecommute and render Scribing Services from home on a temporary basis, subject to Augmedix’s approval on a customer-by customer basis for the time period approved by Augmedix and any other additional policies and security requirements established by Augmedix. Consistent with the expectation of information security for Scribe Service Provider’s employees working at the office, telecommuting employees will be required to ensure the protection of proprietary Augmedix and customer information, including PHI, accessible from their home office. Further, each Scribe Vendor Employee who telecommutes will sign the Augmedix Work From Home Agreement attached hereto as Exhibit A.

2. General. This Amendment is hereby incorporated into the Agreement by reference. Except as expressly amended herein, all other terms of the Agreement are hereby confirmed and remain in full force and effect. To the extent that there is any conflict between the terms of this Amendment and those of the Agreement, the terms of this Amendment shall control. This Amendment may be executed in several counterparts, all of which taken together shall constitute one single agreement between the parties and any full and complete copy thereof shall constitute an original. When signed in pen ink, such documents may be delivered by facsimile transmission or by scanned email attachment, and said copies shall be treated in all respects as original.

Agreed and Accepted:

IDS Infotech Limited		Augmedix, Inc.

By:	/s/ Partap K Aggarwal	By:	/s/ Sandra Breber
Name:	Partap K Aggarwal	Name:	Sandra Breber
Title:	MD IDS Infotech ltd	Title:	COO
Date:	03/27/2020	Date:	03/26/2020

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Exhibit A

AUGMEDIX REMOTE WORK ARRANGEMENT

Vendor: ____________________

Vendor Employee Name: ____________________

Vendor Employee Position: ___________

Work Duties to be performed working remotely: ____________________

Clinician Supported: ____________________

Health System: ____________________

Date Remote Work Begins: __________ Ends: _________

Approved Frequency for Remote Work: Temporary

Vendor assets (Tag #) to be used at remote work location (if any):

Computer: _________________ Monitor: _________________ Keyboard: _________________ Mouse: _________________

I have read my employer’s HIPAA Privacy Policy and the Augmedix Information Security Guide for Employees and understand my responsibility to abide by these policies. I am responsible for working the scheduled hours assigned to me, furnishing and maintaining my remote workspace in a safe manner, abiding by Augmedix’s and my employer’s security requirements and protecting Augmedix and customer assets, information, and systems. I will use Augmedix and Electronic Health Record software and equipment in accordance with the applicable license agreements.

I will use the equipment provided to me only for work, and not for any personal use. I will access the Augmedix platform and my clinician’s Electronic Health Record only through the VPN provided by my employer, as identified on the computer assigned to me. I will maintain a private workspace that allows me to handle Protected Health Information (PHI) in a private and secure way. This includes, but is not limited to, setting up my desk in a quiet, private area of my home where no one can see my screen, maintaining screen protectors (if available) and wearing headphones at all times. I will provide a photo of my home-based workspace to Augmedix and/or my employer upon request. I will not take screenshots or use any other device other than company provided equipment while I am working my shift. I will keep my phone away from my workspace and out of arms reach and will not use it during my shift. I will not copy, share or discuss PHI with anyone other than those persons who have a need to know such information in order to perform their job duties.

I understand that failure to follow these policies and procedures may result in termination of the remote work arrangement, and disciplinary action up to and including termination of employment.

Vendor Employee Full Name (PRINT): _____________________________

Vendor Employee Signature ____________________ Date: ______________

Vendor Manager Signature ____________________ Date: ______________

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